EXHIBIT 32.1




                    Certification of Chief Executive Officer
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-KSB for the year ended April 30, 2005
   ---------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-KSB for the fiscal period ended April 30, 2005, (the Form 10-KSB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    April 6, 2006            By:       /s/ Joseph Kristul
         --------------           --------------------------------
                                  Joseph Kristul
                                  Chief Financial Officer

                    Certification of Chief Financial Officer
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-KSB for the year ended April 30, 2005
   ---------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-KSB for the fiscal period ended April 30, 2005, (the Form 10-KSB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    April 6, 2006           By:       /s/ Thomas Schott
         --------------          --------------------------------
                                 Thomas Schott
                                 Chief Financial Officer